UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14-A-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Gencor Industries, Inc.
(Name of Registrant as Specified In Its Charter)
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GENCOR INDUSTRIES, INC.

5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 7, 2024

TO THE STOCKHOLDERS OF GENCOR INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Gencor Industries, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate offices; 5201 North Orange Blossom Trail, Orlando, Florida 32810, on March 7, 2024 at 10:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect the Directors to be voted upon by the holders of Class B Stock and to elect the Director to be voted upon by the holders of Common Stock.

2.	To ratify the selection of MSL, P.A., (“MSL”) independent certified public accountants, as auditors for the Company for the year ending September 30, 2024.

3.	To have an advisory vote on the frequency of holding an advisory vote on executive compensation.

4.	To transact such other business as may properly come before the meeting.

Only Stockholders of record at the close of business on January 29, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2023 Annual Report to Stockholders, which accompanies this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended September 30, 2023, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Gencor Industries, Inc.

Attn: Secretary

5201 N. Orange Blossom Trail

Orlando, Florida 32810

Phone 407-290-6000

The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

Jeanne M. Lyons, Secretary

Orlando, Florida

Date: January 29, 2024

Enclosures

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be Held on March 7, 2024

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this proxy statement, a proxy card and our 2023 Annual Report) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

This proxy statement, the Company’s 2023 Annual Report and a proxy card are available at http://proxy.gencor.com.

Please have your proxy card in hand when you access the website and follow the instructions. You will need your username and password, which is located on your proxy card.

The Annual Meeting of Stockholders will be held March 7, 2024 at 10:00 A.M. local time at our corporate offices located at 5201 North Orange Blossom Trail, Orlando, Florida 32810. The proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this proxy statement, (the “Proposals”), are as follows:

1.	To elect the Directors to be voted upon by the holders of Class B Stock and to elect the Director to be voted upon by the holders of Common Stock.

2.	To ratify the selection of MSL, P.A. independent certified public accountants, as auditors for the Company for the year ending September 30, 2024.

3.	To have an advisory vote on the frequency of holding an advisory vote on executive compensation.

4.	To transact such other business as may properly come before the meeting.

Our Board of Directors recommends that you vote “FOR” the approval of the Proposals.

For information on how to vote in person at the Annual Meeting of Stockholders, please see the sections entitled “Solicitatio n and Revocation of Proxy” and “Voting Securities”.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 7, 2024

This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Gencor Industries, Inc. (the “Company”) to be held March 7, 2024 at 10:00 A.M. local time, or any adjournments or postponements thereof at the Company’s corporate offices, 5201 North Orange Blossom Trail, Orlando, Florida 32810. This Proxy Statement and accompanying proxy are being mailed to stockholders on or about January 30, 2024. A copy of the Company’s 2023 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.

SOLICITATION AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”, each member a “Director”) to be used at the Annual Meeting of the holders of the Company’s Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (herein referred to as “Common Stock” and “Class B Stock,” respectively) to be held March 7, 2024. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mailings, proxies may be solicited personally, by telephone, or by email by the Directors, Executive Officers of the Company (the “Executive Officers”), and employees of the Company, or by the Company’s transfer agent. Directors, Executive Officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

VOTING SECURITIES

At the close of business on January 29, 2024, there were 12,338,845 shares of Common Stock and 2,318,857 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only Stockholders of record at the close of business on January 29, 2024 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

SPECIAL NOTE TO STOCKHOLDERS

HOLDING SHARES WITH THEIR

BROKER

THE NYSE AMERICAN PROHIBITS YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION, UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board of Directors shall be elected by Class B Stockholders voting separately as a class.

Pursuant to the Company’s Bylaws, the Board of Directors has fixed the number of Directors at five. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining Directors then in office.

The Board of Directors has selected the following person as nominee for election by the holders of Common Stock as a Director at the 2024 Annual Meeting of Stockholders:

General John G. Coburn (Ret.)

Experience, Qualifications, Attributes, and Skills:

General John G. Coburn: Four Star General John G. Coburn has served as a Director of the Company since 2019. General Coburn is a former Chairman of ST Engineering North America, which he joined in November 2001 as Chief Executive Officer. Prior to joining ST Engineering North America, General Coburn served as a Four Star Commanding General, U.S. Army Material Command. He retired from the Army in 2001. General Coburn has extensive experience, both international and domestic, in Asia, Europe, the Middle East and Latin America, having had offices and businesses in those areas of the world. General Coburn was a Director of Genasys Inc. (“Genasys”) from July 2013 to October 2021 and Chairman of Genasys’ board of directors from March 2015 to October 2021. General Coburn is a distinguished military graduate of Eastern Michigan University, where he holds a Bachelor of Arts degree in Education. General Coburn also attended the U.S. Army Command and General Staff College, and the University of Kansas, where he earned a Master of Arts degree in political science, and has a Juris Doctor degree from the University of Missouri, School of Law.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non- votes will have no effect.

The Board of Directors has selected the following persons as nominees for election by the holders of Class B Stock as Directors at the 2024 Annual Meeting of Stockholders:

E.J. Elliott

Marc G. Elliott

Walter A. Ketcham, Jr.

Thomas Vecchiolla

Experience, Qualifications, Attributes, and Skills:

E.J. Elliott: Mr. E.J. Elliott is the Founder and Executive Chairman of the Company. Mr. Elliott served as Chief Executive Officer from 1968 to 2016. Mr. Elliott’s long tenure has provided him with detailed knowledge of the Company. He has structured and overseen its growth and transformation over the Company’s history. He has been active and held leadership positions in virtually all national and many international associations dealing with heavy machinery manufacturing, and the nation’s highway systems, and has insightful relationships with senior industry executives on a global basis. These leadership experiences allow Mr. Elliott to communicate relevant information about the Company to the Board of Directors efficiently and effectively. He has extensive operational experience that provides the Board of Directors with timely and valuable insights into Company financial reports, opportunities, and risks. Mr. Elliott’s broad education and experience in business allow him to contribute to a wide variety of Board of Directors’ processes and decisions.

Marc G. Elliott: Mr. Marc G. Elliott joined the Company in 1988 and has served in numerous positions in virtually all areas and operations of the Company. Mr. Elliott has served as an executive officer of the Company since 1993 and was promoted to his current position, President of the Company, in 2005. During his tenure with the Company he has held numerous positions including President - Construction Equipment Group, President of General Combustion Corporation,

Vice President of Marketing and Director of Financial Services for the Company. Mr. Elliott also served as the Acting Chief Financial Officer of the Company from September 2010 to May 2012. Mr. Elliott has been active in several industry organizations including National Asphalt Pavement Association, Construction Equipment Manufacturer’s Association, Association of Equipment Manufacturer’s, National Stone Sand & Gravel Association, and American Road & Transportation Builder’s Association.

Walter A. Ketcham, Jr.: Walter A. Ketcham, Jr. has served as a Director of the Company since October 2021. He has been practicing law as a civil trial lawyer for over 50 years. Mr. Ketcham is a member of the Orange County Bar Association, the Florida Board and the American Board of Trial Advocates where he was elected “Trial Lawyer of the Year in 2016.” In addition to practicing law in his community, he has served as the Chairman of the Orlando-Orange County Expressway Authority from February 20, 2009 to 2015, Chairman of the Board of the Mennello Museum in Orlando since 2016, has been on the Board of the United Safety Council since 2019 and is a board member of the Michael Mennello Foundation. He is a graduate of Stetson University where he holds a Bachelor degree in Business Administration and a degree as a Doctor of Juris Prudence from Stetson University College of Law.

Thomas Vecchiolla: Thomas A. Vecchiolla has served as a Director of the Company since July 2021. He served as a Director and Operating Partner of First Light Acquisition Group (NYSE: FLAG), a special purpose acquisition company, from July 2021 until its merger in September 2023 with Calidi Biotherapeutics, Inc. (NYSE: CLDI), a clinical - stage immuno-oncology company with proprietary technology designed to arm the immune system to fight cancer, where he served as a Director until January 2024. An accomplished industrials executive, Mr. Vecchiolla has over 40 years of leadership and experience in operations, global sales, organic and inorganic growth, and resource management. Prior to these roles, he was Chairman, CEO and President of ST Engineering North America, a subsidiary of Singapore Technologies Engineering, Ltd. Prior to joining ST, Mr. Vecchiolla established a boutique consulting firm, Artisan Consulting, LLC. Mr. Vecchiolla was President of Raytheon International, Inc. and a Vice President at Raytheon Integrated Defense Systems from 2002 through 2017. Mr. Vecchiolla was also a career US Naval Aviator, holds a Bachelor of Science from the U.S. Naval Academy and a Master of Science from the University of Southern California.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non- votes will have no effect.

The Board of Directors recommends an affirmative vote “FOR” the above nominees.

It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of the Directors and the Executive Officers of the Company as of January 23, 2024 are listed in the following table:

		First Became a	First Became an
Name and Principal Occupation or Employment (1)	Age	Director	Executive Officer
Directors for Class B Stockholders:
E. J. Elliott (2) (6)	94	1968	1968
Executive Chairman
Marc G. Elliott (2) (6)	58	2007	1993
President
Thomas Vecchiolla (4)	68	2021
Former Director of Calidi Biotherapeutics, Inc
Walter A. Ketcham, Jr. (7)	75	2021
Attorney

Director for Common Stock Stockholders:
General John G. Coburn (5)	82	2019
Former Chair Strategic Advisory Board – Genasys Inc.
Executive Officers:
Dennis B. Hunt	67	2008
Senior Vice President – Sales
Eric E. Mellen (2)	55	2012
Chief Financial Officer & Treasurer

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)	E.J. Elliott is the father of Marc G. Elliott and Eric E. Mellen is his son in law.
(3)	Each Executive Officer holds office until his successor has been elected or until their earlier resignation or removal.
(4)	Member of the Audit Committee and Compensation Committee and the “audit committee financial expert”.
(5)	Member of the Audit Committee and Compensation Committee.
(6)	Member of the Nominating Committee.
(7)	Member of the Audit Committee.

Dennis B. Hunt has served as Vice President of the Company since January 2005 and as Senior Vice President since August 2008. Prior to joining the Company, Mr. Hunt served as Vice President of Asphalt and Ready Mix Operations for Vulcan Materials Company, Western Division. During his prior business career Mr. Hunt was a principal and officer with Industrial Asphalt. Mr. Hunt’s grandfather, Wallace E. Hunt Sr., founded Industrial Asphalt in 1941 and the Hunt family built Industrial Asphalt into one of the largest producers of hot mix asphalt in the United States. Mr. Hunt earned a BS degree from the University of San Francisco and an MBA from California State University Bakersfield. Mr. Hunt has 40 years of experience at all levels of the asphalt and construction industry. He is recognized as an expert in the industry and is regularly invited to speak at conferences and technical meetings. His unique experience allows him to understand all the inner works of the asphalt industry and gives valuable insight into the Company’s customer’s business requirements. His industry experience, coupled with his educational background, allow him to contribute to a wide spectrum of the Company’s processes and decisions.

Eric E. Mellen has served as the Company’s Chief Financial Officer since May 2012. Previously, Mr. Mellen was Director of Corporate Development for the Company. From 1992 to 2002, Mr. Mellen worked at PricewaterhouseCoopers where he was a key member of the corporate finance, global strategy, and investment teams. Mr. Mellen worked on the due diligence and integration teams for the Price Waterhouse and Coopers & Lybrand merger, as well as the sale of PricewaterhouseCoopers Consulting to IBM Corporation in 2002. He worked in corporate finance at IBM Corporation from 2002 to 2008. Mr. Mellen’s responsibilities included pricing and financial management, as well as managing the worldwide budget of IBM’s Business Consulting Division. Mr. Mellen’s business valuation and financial advisory experience from 2008 to 2011 includes valuation and strategic planning of numerous companies across a variety of manufacturing and service industries. Mr. Mellen holds a BS in Finance and Management and an MBA and brings over 30 years of financial management experience.

Director Attendance at Meetings

During the fiscal year ended September 30, 2023, the Board of Directors held four meetings. All of our directors participated in each of the meetings.

Compensation Committee

The Compensation Committee endeavors to ensure that the compensation program for Executive Officers is effective in attracting and retaining key executives responsible for our success and in promoting our long-term interests and those of our stockholders. The committee, without applying any specific quantitative formulas, considers such factors as revenues, net income, duties and scope of responsibility, industry standards and comparable salaries, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include reviewing and establishing compensation plans for our Executive Officers.

The two members of the Compensation Committee are John G. Coburn and Thomas Vecchiolla. The Compensation Committee met once during fiscal 2023. Currently, the Compensation Committee is comprised only of independent directors, as defined by NYSE American rules. The Compensation Committee operates under a Charter adopted by the Board of Directors, a copy of which is included as Appendix B attached hereto. The Compensation Committee does not currently have any compensation consultants under retainer. However, they may utilize consultants on an as-needed basis.

Audit Committee

The Audit Committee’s responsibilities include selecting our auditors and reviewing our audit plan, financial statements and internal accounting and audit procedures. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is included as Appendix C attached hereto. During the fiscal year ended September 30, 2023, the Audit Committee had four meetings. Walter A. Ketcham, Jr. and Thomas Vecchiolla attended each meeting. John G. Coburn attended three meetings. The Audit Committee is currently comprised of three independent directors as defined by NYSE American rules: John G. Coburn, Walter A. Ketcham, Jr. and Thomas Vecchiolla. Mr. Vecchiolla serves as Chairman of the Audit Committee and is the audit committee financial expert.

Nominating Committee

The two members of the Nominating Committee are E. J. Elliott and Marc G. Elliott. The Nominating Committee does not have a charter, but has developed guidelines. The Nominating Committee guidelines provide that it consider for Board of Director candidates by stockholders or others and believes that for smaller companies it is desirable and beneficial to recommend board candidates who possess a proven track record in heavy manufacturing operations, understand our overall business, and are able to make maximum contribution to guiding our affairs. Accordingly, the Nominating Committee reviews recommendations of its individual members and gives considerable weight to candidates with industr y-related experience and expertise that will benefit the Company. Additionally, the Nominating Committee believes that persons selected must have a serious work ethic and an ability to work as a constructive member of a team for the benefit of the stockholders. The Nominating Committee does not have a formal policy with respect to diversity. The Nominating Committee did not meet during fiscal 2023.

In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on both (1) the date such stockholder provides notice of such nomination to us and (2) the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, with respect to the 2025 Annual Meeting, any notice given by a stockholder pursuant to the provisions of our Bylaws must be received no earlier than November 7, 2024 and no later than December 7, 2024, unless our 2024 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days from March 7, 2024. If our 2024 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days, then notices must be received no earlier than the 120th day prior to the 2025 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the 10th day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of our capital stock if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act as amended and the rules and regulations promulgated thereunder. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors, Executive Officers and certain stockholders to file with the Securities and Exchange Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 2023.

Independent Directors

Our common stock is listed on the NYSE American. NYSE American requires that a majority of our directors be “independent,” as defined by NYSE American’s rules. Our Board of Directors has affirmatively determined that a majority of its directors are independent directors under NYSE American rules. Based on these standards, the Board of Directors has determined that our independent directors include the following current directors and nominees for director are: John G. Coburn, Walter A. Ketcham, Jr., and Thomas Vecchiolla.

Independent Director Meetings in Executive Sessions

Our independent directors meet separately from the other directors in executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors met in executive sessions as part of Audit Committee meetings during the fiscal year ended September 30, 2023.

Stockholder Communications with Directors

Stockholders wishing to communicate with directors should send their correspondence to the individual Director or Directors in care of the Executive Chairman at 5201 N. Orange Blossom Trail, Orlando, Florida 32810. Our policy is to forward such communications to the addressees if the issues/subjects are material and relevant.

Director Attendance at Annual Meetings of Stockholders

We encourage all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. Each of our directors attended the Annual Meeting in 2023.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal accounting officer and persons performing similar functions. We will provide to any person without charge, upon written request, addressed to our corporate headquarters, attention Corporate Secretary, a copy of such code of ethics.

Board of Directors Leadership Structure and Independence

Our Board of Directors leadership structure is currently comprised of (i) an Executive Chairman, (ii) President of the Company, and (iii) Chairman for each of our Compensation Committee and Audit Committee.

From time to time, the entire Board of Directors reviews the Company’s leadership structure, including the positions of Executive Chairman and President. Mr. E.J. Elliott currently serves as Executive Chairman. Mr. Elliott has held this position since 1968 and is intimately familiar with our history, current business and future objectives. By serving as our Executive Chairman, Mr. Elliott is able to provide strong and consistent leadership, vision and direction as we pursue our plans.

Board of Directors Oversight of Risk

Our Board of Directors oversees risk to help ensure a successful business at the Company. While the Executive Chairman, President, Chief Financial Officer, and other members of our senior leadership team are responsible for the day-to- day management of risk, our Board of Directors is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks. The Company’s President is the Company’s principal executive officer.

The Board of Directors believes that its leadership structure facilitates its oversight of risk by combining committees and a majority independent Board of Directors composition, with an experienced Executive Chairman who has detailed knowledge of our business, history, and the complex challenges we face. The Executive Chairman’s in-depth understanding of these matters and involvement in the day-to-day management of the Company positions them to promptly identify and raise key risks to the Board of Directors and focus the Board of Directors’ attention on areas of concern. The independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board of Directors consideration and review, and are not hesitant to challenge management. The Board of Directors believes there is a well-functioning and effective balance between the non-management directors and the Executive Chairman and President, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spends a portion of their time reviewing and discussing specific risk topics. The Board of Directors is kept informed of each committee’s risk oversight and related activities through non-member attendance at committee meetings and committee meeting minutes available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board of Directors’ regular quarterly meetings. On at least an annual basis, the Board of Directors conducts a review of our long-term strategic plans and other members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. As needed between Board of Directors meetings, our Executive Chairman reports to the Board of Directors on the critical issues we face and the recent developments in our business units, including identified risks.

The Audit Committee is responsible for reviewing our financial risks. The Audit Committee meets with our President, Chief Financial Officer, Controller, and the independent auditor to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in separate executive sessions with the independent auditor to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing compensation risk and ensuring executive compensation is aligned with performance. The Compensation Committee is charged with monitoring equity-based compensation plans. At this time, we do not maintain any equity-based compensation plans.

The Nominating Committee oversees risk related to our overall governance, including Board of Directors and committee composition, Board of Directors size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating Committee also is engaged in overseeing risks associated with succession planning for the Board of Directors and management.

EXECUTIVE COMPENSATION

Compensation Committee Process and Procedures

The members of the Compensation Committee for the fiscal year ended September 30, 2023 were John G. Coburn (Chairman) and Thomas Vecchiolla. The Compensation Committee meets as circumstances dictate. Agendas for the meetings are typically established with input from the Compensation Committee’s Chairman and the Company’s Executive Chairman. The Compensation Committee may also conduct meetings to consider, discuss and evaluate issues without the presence of any of our Executive Officers. The President is never present during voting or deliberations with respect to his own compensation.

To assist the Compensation Committee in the design of effective compensation programs, policies and practices, including developing a mix of cash and equity compensation and annual and long-term compensation that promotes our compensation objectives, and that is competitive in the marketplace, the Compensation Committee may retain a compensation consultant subject to the Board of Directors approval.

Information about Executive Compensation

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer/Principal Executive Officer during fiscal year 2023 and (ii) our three other most highly compensated executive officers serving as executive officers at the end of fiscal year 2023. The following Summary Compensation Table shows the compensation we paid in fiscal years 2023 and 2022 to our Named Executive Officers.

Summary Compensation Table for Fiscal Years 2022 and 2023

				Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Compensation (1)	Total
Marc Elliott, President	2023	$950,000			$9,319	$959,319
(Principal Executive Officer)	2022	$847,685	$250,000		$11,486	$1,109,171
Eric Mellen	2023	$325,000			$8,594	$333,594
Chief Financial Officer & Treasurer	2022	$250,000			$6,618	$256,618
EJ Elliott	2023	$600,000			$7,000	$607,000
Executive Chairman	2022	$600,000			$8,650	$608,650
Dennis Hunt	2023	$447,500	$100,000		$9,783	$557,283
SVP Sales and Marketing	2022	$288,558	$100,000		$8,592	$397,150

(1)	The amounts reported under All Other Compensation represent employer contributions to the Company’s 401(k) Plan on behalf of the Named Executive Officers and personal use of a company vehicle.

Pay Versus Performance
This is required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer
Protection
Act, and Item 402(v) of Regulation S-K. The following table shows the total
compensation for the Company’s President (“President”) our Principal Executive Officer (“PEO”) and other named executive officers (“NEO”) as set forth in the Summary Compensation Table, the compensation “actually paid” (“CAP”) to the NEOs, the Company’s total shareholder return (“TSR”), and our net income (loss) for the fiscal years ended September 30, 2023 and 2022:

Fiscal Year	Summary Compensation Table Total For PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(4)	Average Summary Compensation Table Total for Non- PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based on TSR ($)(3)	Net Income (Loss)($)
2023	959,319	950,000	499,292	490,833	144.48	14,666,000
2022	1,109,171	1,097,685	420,806	412,853	80.81	(372,000)

(1)	For fiscal years 2023 and 2022, the Company’s PEO was Mr. Marc Elliott.
(2)
For fiscal years 2023 and 2022, the Company’s Non-PEO NEOs were Messrs. EJ Elliott, Dennis Hunt, and Eric Mellen. (3) TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(4)	SEC rules require that certain adjustments be made to the Summary Compensation Table totals to determine CAP, as reported in the Pay versus Performance Table above.
Description of Relationships Between Compensation Actually Paid and Performance
Relationship between CAP and TSR and net income
The Company’s TSR and net income significantly increased in fiscal year 2023 in comparison to fiscal year 2022. The Company believes its TSR increased as a result of the increase in operating income and improved business outlook. CAP to the Company’s PEO decreased in fiscal year 2023 when compared to fiscal year 2022. The decrease in CAP resulted from a bonus paid in fiscal year 2022 and no bonus paid in fiscal year 2023. CAP to the Company’s Non -PEO NEOs increased due to an increase in salaries for Messrs. Hunt and Mellen in fiscal year 2023.
Recovery of Executive Compensation
We have adopted a Clawback Policy which permits us to recover all or a portion of any performance-based compensation that was received by a covered executive on or after October 2, 2023, including equity awards, if our financial statements are restated as a result of errors, omissions, or fraud. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated.
Employment Agreements
We do not have employment agreements with any of the Named Executive Officers identified in the Summary Compensation Table. Employment may terminate at any time without severance. Each Named Executive Officer is entitled personal use of a company vehicle as well as standard benefits available to all employees and has executed our non- disclosure and non-compete agreements and agreed to keep confidential our trade secrets and other confidential information.
Outstanding Equity Awards in Fiscal Year 2023
There are no outstanding stock options as of September 30, 2023.

Compensation of Directors
The following table provides information regarding compensation paid to each of our non-employee directors for the fiscal year ended September 30, 2023.
Director Compensation Table
Fiscal year ended September 30, 2023

Name	Fees Earned or Paid in Cash	Option Awards	Total
John G. Coburn	$23,500	$0	$23,500
Thomas Vecchiolla	$24,000	$0	$24,000
Walter A. Ketcham, Jr.	$24,000	$0	$24,000
Directors’ fees are paid to non-employee directors at the rate of $1,500 per month, plus $1,000 per Board of Directors meeting attended and $500 per committee meeting attended. Total fees paid to all Directors in fiscal 2023 were $71,500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company generally does not enter into or ratify a related person transaction unless our Board of Directors, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with o ur best interests and our stockholders’ best interests. The Company had no related party transactions in fiscal 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 29, 2024 with respect to (i) each person known to us to be the beneficial owner (as defined by the Securities and Exchange Commission) of more than 5% of our Common Stock or Class B Stock, (ii) each Director, (iii) each Executive Officer named in the Summary Compensation Table, (iv) each nominee for election to the Board of Directors, and (v) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

	Amount and Nature of Beneficial Ownership (1)			Percent of Class (1)
Name and Address of Beneficial Owner	Common Stock		Class B Stock	Common Stock	Class B Stock
E. J. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	1,635,295	(2)	2,037,477	13.3%	87.9%
Marc G. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	279,508		192,280	2.3%	8.3%
Dennis B. Hunt 5201 N. Orange Blossom Trail Orlando, Florida 32810	750		—	0.0%	—
Eric E. Mellen 5201 N. Orange Blossom Trail Orlando, Florida 32810	229,750		89,100	1.9%	3.8%
John G. Coburn 5201 N. Orange Blossom Trail Orlando, Florida 32810	—		—	—	—
Walter A. Ketcham, Jr. 5201 N. Orange Blossom Trail Orlando, Florida 32810	—		—	—	—
Thomas Vecchiolla 5201 N. Orange Blossom Trail Orlando, Florida 32810	—		—	—	—
All Current Directors and Named Executive Officers as a group (7 persons)	2,145,303	(2)	2,318,857	17.4%	100.0%
5% Shareholders
Systematic Financial Management LP	1,222,841	(3)	—	9.9%	—
Royce & Associates	1,153,000	(4)	—	9.3%	—
Dimensional Fund Advisors, LP	743,011	(5)	—	6.0%	—

(1)

In accordance with Rule 13d-3(f) the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to options, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2)	Includes 73,467 shares owned by the Elliott Foundation, Inc.

(3)

The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 14, 2023 by Systematic Financial Management LP. According to the Schedule 13F, Systematic Financial Management LP own 1,222,841 shares with sole dispositive power and sole voting power over 559,778 shares. The address for Systematic Financial Management LP is 300 Frank W. Burr Blvd. Teaneck, NY 07666.

(4)

The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 9, 2023 by Royce & Associates, LP. According to the Schedule 13F, Royce & Associates, LP beneficially own 1,153,000 shares, with sole dispositive power and sole voting power over 1,153,000 shares. The address for Royce & Associates, LP: 745 Fifth Avenue, New York, NY 10151.

(5)

The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 9, 2023 by Dimensional Fund Advisors, LP. According to the Schedule 13F, Dimensional Fund Advisors, LP beneficially own 743,011 shares with sole dispositive power and sole voting power over 707,609 shares. The address for Dimensional Fund Advisors, LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee, covering our fiscal year ended September 30, 2023, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “Commission” or “SEC”) or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act of 1934, as amended. Such Report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, MSL, P.A., are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB).

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to PCAOB Auditing Standards No. 1301 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee approved the audited financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: December 13, 2023	Respectfully submitted,

Thomas Vecchiolla, Chairman
John G. Coburn
Walter A. Ketcham, Jr.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MSL, P.A. (MSL) has served as the Company’s independent registered public accounting firm for fiscal years 2000 through 2023.

MSL was reappointed by the Board of Directors, on the recommendation of the Audit Committee, as its independent accountants for fiscal 2024. Representatives of MSL are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from Stockholders at that time.

The Board of Directors has approved the Company’s engagement of MSL as the Company’s independent auditors.

Audit Fees

The aggregate fees billed by MSL for the last two fiscal year audits of the annual financial statements included in the Company’s Form 10-K’s and reviews of financial statements included in the Company’s Form 10-Q’s were $253,500 in 2023 and $198,000 in 2022.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit-related fees billed to the Company by MSL for the fiscal year ended September 30, 2023 was $0 and $0 in 2022.

Tax Fees

The aggregate fees billed by MSL for the last two fiscal years for tax compliance, tax advice, and tax planning was $0 in 2023 and $0 in 2022.

All Other Fees

All other fees are principally related to participation at the annual shareholder meeting. The aggregate fees billed by MSL for the last two fiscal years for other fees were $2,650 in 2023 and $2,450 in 2022.

The Audit Committee has reviewed the fee structure and believes that MSL has the independence necessary to act as the Company’s independent registered public accounting firm.

In accordance with Company policy, fees for MSL were approved in advance by the Audit Committee.

While ratification by Stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of Stockholders holding a majority of the Company’s issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

At the 2024 Annual Meeting, the Board of Directors recommends a vote for the ratification and approval of its selection of MSL as the Company’s independent registered public accounting firm for fiscal 2024.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recommends a vote of “3 Years” on the frequency of holding an advisory vote on executive compensation.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Company’s 2025 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the President of the Company no later than September 28, 2024. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and must be furnished to the President by certified mail, return receipt requested.

In accordance with the Company’s Bylaws, in order to be properly brought before the 2025 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive office not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of the Company’s Bylaws (and not pursuant to the Securities and Exchange Commission’s Rule 14a-8) must be received no earlier than November 7, 2024 and no later than December 7, 2024, unless the Company’s Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from March 7, 2024. If the Company’s 2024 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days then proposals must be received no earlier than the 120th day prior to the 2025 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

ANNUAL REPORT

The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, an additional copy of its Annual Report on Form 10-K. All requests should be directed to the Investor Relations Department of the Company at the offices of the Company set forth in the Notice of Annual Meeting appended to this Proxy Statement.

YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2024 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD OF DIRECTORS

Jeanne M. Lyons, Secretary
Orlando, Florida
January 29, 2024

Appendix A

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

The 2024 Proxy Statement and the 2023 Annual Report to

Shareholders are available at: http://proxy.gencor.com

PROXY - COMMON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GENCOR INDUSTRIES, INC.

The undersigned appoints E.J. Elliott and Marc G. Elliott, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gencor Industries, Inc., held of record by the undersigned at the close of business on January 29, 2024 at the Annual Meeting of Stockholders of Gencor Industries, Inc. to be held on March 7, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 and 3 YEARS ON PROPOSAL 3 IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Gencor Industries Inc.	2024 Annual Meeting of Shareholders

March 7, 2024, 10:00 A.M. local time

This Proxy is solicited on Behalf Of The Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

PROXY- COMMON	Please mark your votes like this	☒

BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 AND A VOTE OF “3 YEARS” ON PROPOSAL 3.

1. Election of Director	FOR all Nominees Listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	3. Frequency of holding advisory vote on executive compensation.
			3 YEARS	2 YEARS	1 YEAR	ABSTAIN
General John G. Coburn (Ret.)	☐	☐	☐	☐	☐	☐

(Instruction: To withhold authority to vote for the nominee, strike a line through that nominee’s name)

	FOR	AGAINST	ABSTAIN
2. Ratification of independent registered public accounting firm – MSL, P.A.	☐	☐	☐

CONTROL NUMBER

Signature Signature, if held jointly Date 2024.

Note: Please sign exactly as name appears herein. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If the signer is a corporation, please sign full corporate name by dully authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix B

Charter of the

Compensation Committee

Gencor Industries, Inc.

This Compensation Committee Charter (this “Charter”) was adopted by the Board of Directors (the “Board”) of Gencor Industries, Inc., on March 1, 2011.

Purpose

The purpose of the Compensation Committee (the “Committee”) shall be to:

(1)	determine or recommend to the Board for determination, the compensation of the Executive Chairman of the Company and (in cooperation with the Chairman) the President of the Company,

(2)	discharge the responsibilities of the Board relating to the Company’s compensation programs and compensation of the Company’s executive and directors.

The Board shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board.

Appointment and Removal

The members of the Committee shall be elected by a majority vote of the Board. A member shall serve until such member’s successor is duly elected or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the Committee membership. The Chairman will chair all regulatory sessions of the Committee and set the agenda for the Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.

Any one or more of the members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems inappropriate.

As part of this review and establishment of the performance criteria and compensation of designated key executive, the Committee should meet separately at least on an annual basis with the Executive Chairman and any other corporate officers as it deems appropriate. However, the committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures, subject to Board approval, as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated t o it by the Board from time to time related to the purposes of the Committee outlined in this Chapter.

In discharging its oversight role, the committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority, after seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company and present it for Board approval.

2.

Receive from the Executive Chairman the Company’s corporate goals and objectives relevant to the compensation for the President and other executive officers including annual performance objectives. Review and approve these goals and objectives and then pass to Board for approval.

3.

Evaluate the performance of the Executive Chairman and the President in light of those goals and objectives and, based on such evaluations and subject to the provisions of any employment agreement, approve, or recommend to the full Board the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the Executive Chairman and President.

4.

In approving or recommending the long-term incentive component of compensation for the Executive Chairman and the President, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to the Executive Chairman and the President at comparable companies, and the awards given to the President and others in past years. The Committee is not precluded from approving awards (with the ratification of the Board) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.	In connection with executive compensation programs, the Committee should do the following:

(a)	Review and recommend to the full Board, or approve, new executive compensation programs;

(b)	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

(c)	Establish and periodically review actions for the administration of executive compensation programs; and

(d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Establish and periodically review policies in the area of senior management perquisites.

7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board compensation of directors as well as directors’ and officers’ indemnification and insurance matters.

Monitoring Incentive and Equity based Compensation Plans

9.

Review and make recommendations to the full Board with respect to, or approve, the Company’s incentive- compensation plans, equity based plans, cash compensation, employee pension, profit sharing, and benefit plans.

10.	Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

11.

Have the authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of Director, President or senior executive compensation. In the event such a consultant is retained, the Committee shall have the authority to approve such consultant’s fees and other terms, all the above being subject to Board approval.

Reports

12.

Prepare an annual Committee report for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of NYSE American, the SEC and other regulatory bodies. Review and discuss with the Company’s management the said report. The Committee shall determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of the shareholders.

13.

Report regularly to the Board with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Appendix C

GENCOR INDUSTRIES, INC.

Audit Committee Charter

I.	Organization

This charter governs the operations of the audit committee. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

II.	Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

III.	Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financia l statements, and the independent auditors are responsible for auditing those financial statements. The committee is carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

A.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.

B.	The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

C.	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

D.

Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

E.	Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

F.

The committee shall review the interim financial statements with management and the independent audits prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the

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quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

G.

The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of non-audit services with the auditors’ independence.

H.

The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

I.	Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

IV.	Meetings

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

A.	Reporting Responsibilities

1.	Regularly report to the board of directors about committee activities, issues and related recommendations.

2.	Provide an open avenue of communication between internal audit, the external auditors and the board of directors.

3.	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule.

4.	Review any other reports the company issues that relate to committee responsibilities.

B.	Other Responsibilities

1.	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes.

2.	Institute and oversee special investigations as needed.

3.	Confirm annually that all responsibilities outlined in this charter have been carried out.

4.	Perform other activities related to this charter as requested by the board of directors.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its accounting staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

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